                                                                    Exhibit 99.6

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-AR1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $1,062,281,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-AR1

                       MERRILL LYNCH MORTGAGE LENDING INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         ARGENT MORTGAGE COMPANY, L.L.C.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                     [DEUTSCHE BANK NATIONAL TRUST COMPANY]
                                     TRUSTEE

                              SEPTEMBER [20], 2005

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-AR1

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

FICO & DOCUMENTATION

FICO SCORE             FULL DOC   LIMITED DOC   STATED DOC   ALL DOCS    WAC    AVG PRIN BAL   CURRENT LTV
----------             --------   -----------   ----------   --------   -----   ------------   -----------
(50 increment)
NOT AVAILABLE
451 TO 500               0.02%       0.00%         0.00%        0.02%   7.693%   136,580.05       87.62%
501 TO 550               5.77%       0.79%         0.04%        6.60%   7.553%   173,740.87       87.45%
551 TO 600              12.07%       1.57%         3.25%       16.89%   7.460%   182,771.85       88.87%
601 TO 650              22.97%       4.41%        16.78%       44.16%   7.220%   212,905.29       87.22%
651 TO 700              10.18%       1.82%        11.31%       23.31%   6.966%   233,362.46       84.75%
701 TO 750               2.55%       0.52%         4.21%        7.29%   6.722%   250,885.58       82.79%
751 TO 800               0.62%       0.09%         0.88%        1.59%   6.768%   241,762.31       81.68%
801 TO 850               0.00%       0.00%         0.13%        0.13%   6.790%   293,577.40       75.74%
                        -----        ----         -----       ------    -----    ----------       -----
TOTAL                   54.18%       9.21%        36.61%      100.00%   7.179%   210,980.33       86.51%
                        -----        ----         -----       ------    -----    ----------       -----

LTV & FICO

CURRENT LTV        NA  451-500   501-550   551-600   601-650  651-700   701-750   751-800   801-850    TOTAL   AVG PRIN BAL    WAC
-----------       ---  -------   -------   -------   -------  -------   -------   -------   -------   ------   ------------   -----
(10 increment)
0.01 TO 10.00
10.01 TO 20.00
20.01 TO 30.00          0.00%     0.00%      0.00%     0.01%    0.00%    0.00%     0.00%     0.00%      0.01%    60,000.00    7.450
30.01 TO 40.00          0.00%     0.00%      0.00%     0.05%    0.06%    0.00%     0.00%     0.00%      0.10%   191,366.66    6.750
40.01 TO 50.00          0.00%     0.00%      0.00%     0.11%    0.18%    0.07%     0.00%     0.00%      0.36%   249,105.59    6.458
50.01 TO 60.00          0.00%     0.00%      0.00%     0.28%    0.13%    0.02%     0.00%     0.02%      0.45%   236,168.30    6.707
60.01 TO 70.00          0.00%     0.00%      0.00%     0.88%    0.49%    0.14%     0.00%     0.00%      1.52%   251,385.57    6.569
70.01 TO 80.00          0.00%     0.00%      0.00%    10.13%   10.28%    4.52%     1.23%     0.10%     26.25%   246,130.66    6.784
80.01 TO 90.00          0.02%     6.54%     14.00%    19.05%    6.83%    1.51%     0.25%     0.01%     48.22%   198,945.13    7.255
90.01 TO 100.00         0.00%     0.06%      2.89%    13.67%    5.34%    1.02%     0.12%     0.00%     23.10%   200,934.33    7.532
TOTAL                   0.02%     6.60%     16.89%    44.16%   23.31%    7.29%     1.59%     0.13%    100.00%   210,980.33    7.179

CURRENT LTV       GROSS MARGIN   LIMITED DOC   STATED DOC
-----------       ------------   -----------   ----------
(10 increment)
0.01 TO 10.00
10.01 TO 20.00
20.01 TO 30.00           --         0.000%        0.000%
30.01 TO 40.00        5.615         0.000%       47.074%
40.01 TO 50.00        5.848         9.735%       25.967%
50.01 TO 60.00        5.609         2.299%       26.593%
60.01 TO 70.00        5.787         9.339%       35.254%
70.01 TO 80.00        5.843         6.172%       59.277%
80.01 TO 90.00        5.780        10.256%       24.804%
90.01 TO 100.00       5.805        10.653%       35.902%
TOTAL                 5.804         9.213%       36.609%

PRIN BALANCE & FICO

PRIN BALANCE           NA  451-500   501-550   551-600   601-650   651-700   701-750   751-800
------------          ---  -------   -------   -------   -------   -------   -------   -------
(50,000 increments)
1 TO 50,000
50,001 TO 100,000           0.00%     0.77%      1.66%     2.57%     0.75%    0.17%     0.05%
100,001 TO 150,000          0.01%     1.43%      2.97%     5.81%     2.68%    0.75%     0.15%
150,001 TO 200,000          0.01%     1.00%      2.90%     6.41%     3.25%    1.03%     0.24%
200,001 TO 250,000          0.00%     0.86%      2.33%     6.06%     3.20%    0.74%     0.14%
250,001 TO 300,000          0.00%     0.55%      1.98%     5.52%     2.85%    0.74%     0.19%
300,001 TO 350,000          0.00%     0.58%      1.76%     5.28%     2.56%    0.88%     0.20%
350,001 TO 400,000          0.00%     0.48%      1.02%     4.28%     2.96%    1.01%     0.21%
400,001 TO 450,000          0.00%     0.50%      0.95%     2.82%     2.13%    0.66%     0.19%
450,001 TO 500,000          0.00%     0.04%      0.31%     2.24%     1.20%    0.69%     0.08%
500,001 TO 550,000          0.00%     0.10%      0.47%     1.14%     0.47%    0.28%     0.00%
550,001 TO 600,000          0.00%     0.16%      0.41%     1.04%     0.68%    0.11%     0.00%
600,001 TO 650,000          0.00%     0.06%      0.00%     0.79%     0.45%    0.11%     0.00%
650,001 TO 700,000          0.00%     0.00%      0.00%     0.06%     0.06%    0.06%     0.00%
700,001 TO 750,000          0.00%     0.00%      0.13%     0.13%     0.07%    0.07%     0.13%
750,001 TO 800,000          0.00%     0.07%      0.00%     0.00%     0.00%    0.00%     0.00%
TOTAL:                      0.02%     6.60%     16.89%    44.16%    23.31%    7.29%     1.59%

PRIN BALANCE          801-850    TOTAL   CURRENT LTV    WAC    GROSS MARGIN   LIMITED DOC   STATED DOC
------------          -------   ------   -----------   -----   ------------   -----------   ----------
(50,000 increments)
1 TO 50,000
50,001 TO 100,000      0.00%      5.98%     89.18%     7.958       5.846          6.78%       21.51%
100,001 TO 150,000     0.01%     13.82%     87.71%     7.525       5.728          7.50%       28.48%
150,001 TO 200,000     0.00%     14.85%     86.82%     7.353       5.760          9.95%       32.19%
200,001 TO 250,000     0.00%     13.33%     85.90%     7.140       5.705          9.72%       33.96%
250,001 TO 300,000     0.02%     11.86%     86.32%     7.120       5.737          8.30%       40.86%
300,001 TO 350,000     0.03%     11.29%     85.55%     6.980       5.904          8.28%       45.41%
350,001 TO 400,000     0.07%     10.02%     86.14%     6.935       5.884          8.39%       46.60%
400,001 TO 450,000     0.00%      7.24%     86.23%     6.971       5.885          9.90%       43.18%
450,001 TO 500,000     0.00%      4.56%     85.95%     6.826       5.881         13.20%       45.06%
500,001 TO 550,000     0.00%      2.46%     86.38%     6.888       5.922          7.83%       38.45%
550,001 TO 600,000     0.00%      2.39%     85.99%     6.691       5.968         15.04%       32.58%
600,001 TO 650,000     0.00%      1.41%     85.58%     6.724       5.692         12.10%       23.90%
650,001 TO 700,000     0.00%      0.18%     84.97%     6.720       6.000         33.71%       33.50%
700,001 TO 750,000     0.00%      0.53%     78.10%     6.513       5.929         25.37%       24.85%
750,001 TO 800,000     0.00%      0.07%     84.46%     6.900       6.000          0.00%        0.00%
TOTAL:                 0.13%    100.00%     86.51%     7.179       5.804          9.21%       36.61%

PREPAYMENT PENALTY &
FICO

PREPAYMENT PENALTY TERM    NA  451-500   501-550   551-600   601-650   651-700   701-750   751-800
-----------------------   ---  -------   -------   -------   -------   -------   -------   -------
(whatever increments)
0                               0.01%     2.20%      5.97%    12.73%     5.51%    1.63%     0.32%
12                              0.00%     0.18%      0.42%     1.86%     1.56%    0.61%     0.10%
24                              0.00%     1.47%      3.73%    12.54%     7.76%    2.55%     0.53%
36                              0.01%     2.75%      6.77%    17.04%     8.48%    2.51%     0.64%
TOTAL                           0.02%     6.60%     16.89%    44.16%    23.31%    7.29%     1.59%

PREPAYMENT PENALTY TERM   801-850    TOTAL   CURRENT LTV     WAC    GROSS MARGIN   AVG PRIN BAL   LIMITED DOC   STATED DOC
-----------------------   -------   ------   -----------   ------   ------------   ------------   -----------   ----------
(whatever increments)
0                          0.03%     28.40%     87.46%     7.4650      5.4256       216,790.81        6.54%       39.72%
12                         0.00%      4.72%     85.51%     7.1994      5.9708       258,980.76       11.27%       36.65%
24                         0.06%     28.63%     85.76%     7.1204      5.9973       208,498.68       10.59%       45.14%
36                         0.04%     38.24%     86.48%     7.0087      5.9293       204,068.51        9.91%       27.91%
TOTAL                      0.13%    100.00%     86.51%     7.1793      5.8041       210,980.33        9.21%       36.61%

MORTG RATES & FICO


MORTG RATES           NA   451-500   501-550   551-600   601-650   651-700   701-750   751-800
-----------          ---   -------   -------   -------   -------   -------   -------   -------
(50 bps increment)
4.501 TO 5.000              0.00%     0.00%      0.00%     0.04%     0.00%    0.04%     0.00%
5.001 TO 5.500              0.00%     0.01%      0.02%     0.28%     0.46%    0.18%     0.09%
5.501 TO 6.000              0.00%     0.08%      0.55%     3.21%     2.27%    0.98%     0.19%
6.001 TO 6.500              0.00%     0.46%      1.41%     6.05%     4.30%    1.92%     0.31%
6.501 TO 7.000              0.00%     1.22%      3.34%     9.60%     6.51%    1.92%     0.45%
7.001 TO 7.500              0.00%     1.51%      3.99%     9.46%     4.47%    1.33%     0.21%
7.501 TO 8.000              0.02%     1.82%      4.12%     8.78%     3.21%    0.58%     0.28%
8.001 TO 8.500              0.00%     0.83%      1.90%     4.06%     1.20%    0.29%     0.07%
8.501 TO 9.000              0.00%     0.40%      1.00%     1.98%     0.62%    0.04%     0.00%
9.001 TO 9.500              0.00%     0.17%      0.30%     0.43%     0.16%    0.01%     0.00%
9.501 TO 10.000             0.00%     0.06%      0.20%     0.19%     0.06%    0.00%     0.00%
10.001 TO 10.500            0.00%     0.03%      0.01%     0.08%     0.05%    0.00%     0.00%
10.501 TO 11.000            0.00%     0.00%      0.02%     0.01%     0.01%    0.00%     0.00%
11.501 TO 12.000            0.00%     0.00%      0.02%     0.00%     0.00%    0.00%     0.00%
                            ----      ----      -----     -----     -----     ----      ----
TOTAL:                      0.02%     6.60%     16.89%    44.16%    23.31%    7.29%     1.59%
                            ====      ====      =====     =====     =====     ====      ====

                                        CURRENT              GROSS    AVG PRIN    LIMITED   STATED
MORTG RATES          801-850    TOTAL     LTV       WAC     MARGIN       BAL        DOC      DOC
-----------          -------   ------   -------   -------   ------   ----------   -------   ------
(50 bps increment)
4.501 TO 5.000        0.00%      0.09%   78.73%     4.995   5.3865   487,699.99     0.00%     0.00%
5.001 TO 5.500        0.00%      1.04%   79.83%     5.380   5.9882   319,981.54    10.81%     0.00%
5.501 TO 6.000        0.00%      7.28%   81.93%     5.838   5.9224   282,026.18    11.01%     6.51%
6.001 TO 6.500        0.06%     14.51%   83.84%     6.314   5.9104   270,318.15    11.06%    27.38%
6.501 TO 7.000        0.05%     23.09%   85.24%     6.799   5.8468   241,371.28     8.55%    35.66%
7.001 TO 7.500        0.03%     21.00%   86.99%     7.293   5.7812   211,770.01     8.43%    37.99%
7.501 TO 8.000        0.00%     18.82%   88.81%     7.773   5.7005   186,031.91     8.79%    45.42%
8.001 TO 8.500        0.00%      8.35%   89.87%     8.262   5.7739   159,879.72     9.48%    50.68%
8.501 TO 9.000        0.00%      4.03%   91.48%     8.747   5.6074   143,607.73    10.15%    53.33%
9.001 TO 9.500        0.00%      1.07%   90.43%     9.244   5.6011   124,606.76     6.55%    54.81%
9.501 TO 10.000       0.00%      0.51%   91.30%     9.774   5.3511   117,981.52     2.22%    59.85%
10.001 TO 10.500      0.00%      0.17%   90.69%    10.268   4.9480   122,086.43     7.41%    54.39%
10.501 TO 11.000      0.00%      0.04%   90.64%    10.713       --    83,351.50     0.00%    68.86%
11.501 TO 12.000      0.00%      0.02%   89.89%    11.600       --   174,378.45     0.00%   100.00%
                      ----     ------    -----    -------   ------   ----------     ----     -----
TOTAL:                0.13%    100.00%   86.51%   7.17929   5.8041   210,980.33     9.21%    36.61%
                      ====     ======    =====    =======   ======   ==========     ====     =====

MORTG RATES & LTV

                      LTV    LTV
MORTG RATES          0-10   11-20   21-30   31-40   41-50   51-60   61-70   71-80
-----------          ----   -----   -----   -----   -----   -----   -----   -----
(50 bps increment)
4.501 TO 5.000       0.00%  0.00%   0.00%   0.00%   0.00%   0.00%   0.00%    0.04%
5.001 TO 5.500       0.00%  0.00%   0.00%   0.00%   0.06%   0.02%   0.02%    0.49%
5.501 TO 6.000       0.00%  0.00%   0.00%   0.02%   0.05%   0.09%   0.42%    3.20%
6.001 TO 6.500       0.00%  0.00%   0.00%   0.00%   0.09%   0.10%   0.30%    6.03%
6.501 TO 7.000       0.00%  0.00%   0.00%   0.05%   0.07%   0.04%   0.50%    7.78%
7.001 TO 7.500       0.00%  0.00%   0.01%   0.03%   0.04%   0.13%   0.12%    4.97%
7.501 TO 8.000       0.00%  0.00%   0.00%   0.00%   0.05%   0.04%   0.13%    2.85%
8.001 TO 8.500       0.00%  0.00%   0.00%   0.00%   0.00%   0.01%   0.03%    0.81%
8.501 TO 9.000       0.00%  0.00%   0.00%   0.00%   0.00%   0.00%   0.00%    0.08%
9.001 TO 9.500       0.00%  0.00%   0.00%   0.00%   0.00%   0.00%   0.00%    0.00%
9.501 TO 10.000      0.00%  0.00%   0.00%   0.00%   0.00%   0.00%   0.00%    0.00%
10.001 TO 10.500     0.00%  0.00%   0.00%   0.00%   0.00%   0.00%   0.00%    0.00%
10.501 TO 11.000     0.00%  0.00%   0.00%   0.00%   0.00%   0.00%   0.00%    0.00%
11.501 TO 12.000     0.00%  0.00%   0.00%   0.00%   0.00%   0.00%   0.00%    0.00%
                     ----   -----   -----   -----   -----   -----   -----   -----
TOTAL:               0.00%  0.00%   0.01%   0.10%   0.36%   0.45%   1.52%   26.25%
                     ====   =====   =====   =====   =====   =====   =====   =====

                                                           GROSS       AVG      LIMITED   STATED
MORTG RATES          81-90   91-100    TOTAL   AVG FICO   MARGIN    PRIN BAL      DOC      DOC
-----------          -----   ------   ------   --------   ------   ----------   -------   ------
(50 bps increment)
4.501 TO 5.000        0.04%   0.00%     0.09%   683.310    5.387   487,699.99     0.00%     0.00%
5.001 TO 5.500        0.37%   0.08%     1.04%   673.610    5.988   319,981.54    10.81%     0.00%
5.501 TO 6.000        2.90%   0.60%     7.28%   654.680    5.922   282,026.18    11.01%     6.51%
6.001 TO 6.500        6.24%   1.74%    14.51%   650.930    5.910   270,318.15    11.06%    27.38%
6.501 TO 7.000       10.74%   3.90%    23.09%   639.010    5.847   241,371.28     8.55%    35.66%
7.001 TO 7.500       10.93%   4.77%    21.00%   626.740    5.781   211,770.01     8.43%    37.99%
7.501 TO 8.000        9.29%   6.46%    18.82%   617.080    5.700   186,031.91     8.79%    45.42%
8.001 TO 8.500        4.30%   3.20%     8.35%   616.130    5.774   159,879.72     9.48%    50.68%
8.501 TO 9.000        2.11%   1.85%     4.03%   609.940    5.607   143,607.73    10.15%    53.33%
9.001 TO 9.500        0.76%   0.31%     1.07%   600.390    5.601   124,606.76     6.55%    54.81%
9.501 TO 10.000       0.36%   0.15%     0.51%   596.670    5.351   117,981.52     2.22%    59.85%
10.001 TO 10.500      0.13%   0.03%     0.17%   615.260    4.948   122,086.43     7.41%    54.39%
10.501 TO 11.000      0.03%   0.01%     0.04%   604.400       --    83,351.50     0.00%    68.86%
11.501 TO 12.000      0.02%   0.00%     0.02%   555.000       --   174,378.45     0.00%   100.00%
                     -----   ------   ------    -------    -----   ----------    ------   ------
TOTAL:               48.22%  23.10%   100.00%   631.800    5.804   210,980.33     9.21%    36.61%
                     =====   ======   ======    =======    =====   ==========    ======   ======